Exhibit 10.1

Execution Copy

THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT AND CONSENT (this “Amendment”), dated as of September 14, 2006, is entered into by and among TEXAS ROADHOUSE, INC., as Borrower (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

Statement of Purpose

Pursuant to that certain Credit Agreement dated as of October 8, 2004 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Borrower, the Lenders and the Administrative Agent, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower.

The Borrower has requested that the Lenders amend, and make certain consents under, the Credit Agreement as provided herein.  Subject to the terms and conditions set forth herein, the Lenders are willing to consent to such amendments and consents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

Section 1.              Definitions.  All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

Section 2.              Amendment.  Section 7.16 of the Credit Agreement (“Capital Expenditures”) is hereby amended by deleting such Section in its entirety and hereby substituting the following new Section in lieu thereof:

“7.16      Capital Expenditures.         Make or become legally obligated to make, during any period set forth below, any Capital Expenditures (other than Capital Expenditures in the form of Permitted Acquisitions permitted pursuant to Section 7.02(g)) in respect of the purchase or other acquisition of any fixed or Capital Assets (excluding normal replacements and maintenance which are properly charged to current operations), except for Capital Expenditures in the ordinary course of business not exceeding in the aggregate for the Borrower and its Subsidiaries the amounts set forth below opposite such period:

Fiscal Year Time Periods	Maximum Amount of Capital Expenditures
December 31, 2003 through December 28, 2004	$55,000,000
December 29, 2004 through December 27, 2005	$70,000,000
December 28, 2005 through December 26, 2006	$100,000,000
December 27, 2006 through December 25, 2007	$100,000,000
December 26, 2007 through December 30, 2008	$110,000,000
December 31, 2008 through December 29, 2009	$120,000,000	”

Section 3.              Consent.  The Administrative Agent and the Required Lenders hereby consent to the issuance by the L/C Issuer of a Letter of Credit to Sandy City Corporation, as beneficiary, in the approximate amount of $80,604.36, in connection with the Texas Roadhouse location in Sandy, Utah, with an expiry date of three years from the date of issuance.

Section 4.              Effectiveness.  This Amendment shall become effective when, and only when, the Administrative Agent shall have received satisfactory evidence that this Amendment has been duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, in form and substance satisfactory to the Administrative Agent.

Section 5.              Limited Effect.  Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect and this Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

Section 6.              Representations and Warranties/No Default.  By its execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that:

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(a)           each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and

(b)           the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower.

Section 7.              Expenses.  The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent (including, without limitation, all fees and expenses of Kennedy Covington Lobdell & Hickman, L.L.P., as legal counsel to the Administrative Agent).

Section 8.              Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

Section 9.              Counterparts.  This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

Section 10.            Fax Transmission.  A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TEXAS ROADHOUSE, INC.,
as Borrower

By:	/s/ Scott M. Colosi
Name:	Scott M. Colosi
Title:	Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Angelo Maragos
Name:	Angelo Maragos
Title:	Vice President

NATIONAL CITY BANK,
as a Lender

By:	/s/ Thomas P. Crockett
Name:	Thomas P. Crockett
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Laura Dausman
Name:	Laura Dausman
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David A. Wombwell
Name:	David A. Wombwell
Title:	Senior Vice President

PNC BANK, N.A.,
as a Lender

By:	/s/ Julie S. Springer
Name:	Julie S. Springer
Title:	Vice President

FIFTH THIRD BANK, KENTUCKY, INC.,
as a Lender

By:	/s/ Richard G. Whipple
Name:	Richard G. Whipple
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark S. Supple
Name:	Mark S. Supple
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordan MacArthur
Name:	Gordan MacArthur
Title:	Authorized Signatory

OLD NATIONAL BANK, as a Lender

By:	/s/ William J. Otten
Name:	William J. Otten
Title:	Sr. Vice President